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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): October 6, 1999


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-7882                 94-1692300
         --------                       ------                 ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                   94088-3453
---------------------------------------                          ----------
(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
 including area code:                                          (408) 732-2400
                                                               --------------

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Item 5.   Other Events.
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          On October 6, 1999, Advanced Micro Devices, Inc. announced that it has engaged Donaldson, Lufkin & Jenrette and Salomon Smith Barney to find a buyer for its Communications Group. The full text of the press release is set forth in
Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

(c)       Exhibits

          Number                             Exhibit
          ------                             -------

          99.1           Press release dated October 6, 1999.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED MICRO DEVICES, INC.



Date:  October 7, 1999        By: /s/ Francis P. Barton
                                  ----------------------------------------------
                                  Francis P. Barton
                                  Senior Vice President, Chief Financial Officer

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                                 Exhibit Index
                                 -------------


     Number               Exhibit
     ------               -------

     99.1      Press release dated October 6, 1999.

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